UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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IDEAL POWER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 17, 2015

To the Stockholders of Ideal Power Inc.:

It is my pleasure to invite you to attend Ideal Power Inc.’s 2015 Annual Meeting of Stockholders, to be held on Tuesday, May 26, 2015 at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701-3799. The Annual Meeting will begin promptly at 8:30 a.m., local time.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you expect to attend, please date, sign, and return your proxy card in the enclosed envelope or vote by using the Internet according to the instructions in the proxy statement to assure that your shares will be represented and voted at the Annual Meeting. If you attend the Annual Meeting and follow the instructions in the proxy statement, you may vote your shares in person even though you have previously voted by proxy. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

On behalf of your Board of Directors, thank you for your continued support and interest.

Sincerely,

R. Daniel Brdar,
Chairperson, President and Chief Executive Officer

4120 Freidrich Lane, Suite 100
Austin, Texas 78744

www.idealpower.com

IDEAL POWER INC.

4120 Freidrich Lane, Suite 100
Austin, Texas 78744
Telephone (512) 264-1542

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 26, 2015

To the Stockholders of Ideal Power Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Ideal Power Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held on Tuesday, May 26, 2015, at 8:30 a.m. local time at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701-3799, for the following purposes:

1.	To elect five directors to serve until the 2016 Annual Meeting of stockholders;
2.	To approve an amendment to the 2013 Equity Incentive Plan to increase the shares reserved for issuance thereunder by 1,250,000 shares; and
3.	To ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

These proposals are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is April 17, 2015. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Timothy W. Burns
Corporate Secretary

Austin, Texas
April 17, 2015

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote as soon as possible. We encourage you to vote via the Internet. For further details, see “Questions and Answers about This Proxy Material and Voting.”

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IDEAL POWER INC.

4120 Freidrich Lane, Suite 100
Austin, Texas 78744
Telephone (512) 264-1542

PROXY STATEMENT
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2015

AVAILABILITY OF PROXY MATERIALS

This proxy statement and proxy card are furnished in connection with the solicitation of proxies to be voted at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Ideal Power Inc. (the “Company”, “Ideal Power”, “we”, “us” or “our”), which will be held on Tuesday, May 26, 2015, at 8:30 a.m. local time at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701-3799.

On or about April 22, 2015, we will begin mailing to our stockholders a copy of this proxy statement, a proxy card and our Annual Report on Form 10-K. The proxy card also instructs you how you may submit your proxy over the Internet.

EXPLANATORY NOTE

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; (ii) December 31, 2018; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

You have received these proxy materials because the Board of Directors of the Company is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”).

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 17, 2015 (the “record date”) will be entitled to vote at the Annual Meeting. On the record date, there were 7,084,953 shares of the Company’s common stock (“Common Stock”) outstanding. The holders of Common Stock have the right to one vote for each share they held as of the record date.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the place of the Annual Meeting on May 26, 2015 and will be accessible for ten days prior to the Annual Meeting at our principal place of business, 4120 Freidrich Lane, Suite 100, Austin, Texas 78744, between the hours of 9:00 a.m. and 5:00 p.m. local time.

What am I voting on?

There are three matters scheduled for a vote:

•	election of five directors;
•	amendment of the 2013 Equity Incentive Plan to increase the shares reserved for issuance thereunder by 1,250,000 shares; and
•	ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

How do I vote?

If on April 17, 2015, your shares were registered directly in your name with our transfer agent, Corporate Stock Transfer, then you are a stockholder of record. Stockholders of record may vote by using the Internet or by mail as described below. Stockholders also may attend the Annual Meeting and vote in person. If you hold shares through a bank or broker, please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

Stockholders of record may vote by using the Internet at www.proxyvote.com and following the instructions for Internet voting on the proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 25, 2015. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

Stockholders of record may also vote by mail, by completing and mailing in the paper proxy card included with this proxy statement.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If your shares are held by your bank or broker as your nominee (that is, in “street name”), you must obtain a proxy, executed in your favor, from the holder of record (the bank or broker) to be able to vote in person at the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (i) “for” the election of all five nominees for director, and (ii) “for” amendment of the 2013 Equity Incentive Plan to increase the shares reserved for issuance thereunder by 1,250,000 shares; and (iii) “for” ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2015. However, with respect to (i) of the preceding sentence, if you are not a record holder, such as where your shares are held through a broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.
•	You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 4120 Freidrich Lane, Suite 100, Austin, Texas 78744.
•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “for” and (with respect to proposals other than the election of directors) “against” votes, abstentions and broker non-votes. Abstentions will have no effect on the vote total for proposal number 1 (election of five directors). Abstentions will be counted towards the vote total for proposal numbers 2 (amendment of the 2013 Equity Incentive Plan to increase the shares reserved for issuance thereunder by 1,250,000 shares) and 3 (ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2015), and will have the same effect as “against” votes. Broker non-votes, as described in the next paragraph, have no effect and will not be counted towards the vote total for any proposal.

If your shares are held in “street name”, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered “non-discretionary” and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Proposal 1, the election of directors (unlike Proposals 2 and 3), is “non-discretionary” and therefore if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on Proposal 1 unless you provide voting instructions to the record holder.

How many votes are needed to approve each proposal?

•	For Proposal 1, the election of directors, the five nominees receiving the most “for” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.
•	Proposal 2, to amend the 2013 Equity Incentive Plan to increase the shares reserved for issuance thereunder by 1,250,000 shares, must receive a “for” vote from the majority of all outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon either in person or by proxy. If you “abstain” from voting, it will have the same effect as an “against” vote. Broker non-votes will have no effect.
•	Proposal 3, to ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2015, must receive a “for” vote from the majority of all outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon either in person or by proxy. If you “abstain” from voting, it will have the same effect as an “against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if a majority of all shares outstanding on April 17, 2015, the record date, are represented at the Annual Meeting present in person or by proxy. On the record date, there were 7,084,953 shares of Common Stock outstanding and entitled to vote. Therefore, 3,542,477 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the end of the Annual Meeting.

When are stockholder proposals due for next year’s Annual Meeting?

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form and received by the Corporate Secretary of the Company no less than 30 and no more than 60 days prior to the date of the Annual Meeting. If we fail to provide at least 40 days public notice of the date of the Annual Meeting, your proposal must be received by the Corporate Secretary not later than the close of business on the tenth day following the date on which public disclosure of the date of the Annual Meeting was made. You are advised to review our Certificate of Incorporation and our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Our Certificate of Incorporation and current bylaws may be found on the corporate governance subsection of the investors section of our corporate website at www.idealpower.com.

How can I communicate with the Board of Directors?

Stockholders wishing to communicate with the Board may send a written communication addressed to the Corporate Secretary of Ideal Power Inc. at 4120 Freidrich Lane, Suite 100, Austin, Texas 78744. The Corporate Secretary will screen all communications for product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material before forwarding to the Board.

DIRECTORS AND EXECUTIVE OFFICERS

The names and ages of our directors and executive officers, and information about each of them as of April 17, 2015, are set forth below.

Name	Age	Position
R. Daniel Brdar	55	Chief Executive Officer, President and Chairman of the Board
William C. Alexander	59	Chief Technology Officer and Director
Timothy W. Burns, CPA	40	Chief Financial Officer, Secretary and Treasurer
Mark L. Baum, J.D.	42	Director
Lon E. Bell, Ph.D.	74	Director
David B. Eisenhaure	69	Director

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board. The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors. R. Daniel Brdar, our Chief Executive Officer, is also the Chairman of the Board of Directors. The Board believes that it is currently in the best interests of the Company and its stockholders to have Mr. Brdar serve both roles given the fact that our business is in a growth stage. As Chief Executive Officer, Mr. Brdar has direct involvement in our operations, therefore he is in the best position to propose short and long term objectives for our business. This ensures that the Board of Directors focuses on important strategic objectives and understands the challenges we face on a day-to-day basis. We believe that this combined role is balanced by the independence of a majority of our directors, who may meet in executive session at any time, which allows them to review key decisions and to discuss matters independently of Mr. Brdar. Our Board does not have a person designated as a lead independent director.

Independence of the Board of Directors

As required by the listing standards of The Nasdaq Stock Market (“Nasdaq”), a majority of the members of our Board of Directors must qualify as “independent,” as affirmatively determined by our Board of Directors.

After investigation, our Board of Directors affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards except for R. Daniel Brdar and William Alexander, both of whom are officers of the Company.

Information Regarding the Board of Directors and its Committees

The Board has three standing committees which have members (Lon E. Bell, Mark L. Baum and David B. Eisenhaure) who satisfy the independence standards of the Securities Exchange Act of 1934 and Nasdaq’s rules. These committees are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Mr. Baum is Chairman of the Audit Committee, Dr. Bell is Chairman of the Compensation Committee, and Mr. Eisenhaure is Chairman of the Nominating and Corporate Governance Committee. In additional to acting by written consent, during the year ended December 31, 2014, the Board held 10 meetings, the Audit Committee held 7 meetings, the Compensation Committee held 7 meetings and the Nominating and Corporate Governance Committee held 4 meetings. Each of our directors attended 100% of the aggregate Board meetings and meetings of the Board committee(s) of which he is a member except for Dr. Bell. Dr. Bell attended 90% of the Board meetings and 100% of the meetings of Board committees of which he is a member. We do not have a policy with regard to Board attendance at the Annual Meeting. Four of the members of our Board attended the 2014 Annual Meeting.

Each of the Board committees operates pursuant to a charter. Copies of the charters can be viewed on our website at www.idealpower.com — Investors/Corporate Governance/Governance Documents.

Audit Committee

The Board has determined that Mark L. Baum, the Chairman of our Audit Committee, and David B. Eisenhaure, a member of the Audit Committee, each qualifies as an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission. The role of the Audit Committee is to:

•	oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;
•	oversee management’s maintenance of internal controls and procedures for financial reporting;
•	oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;
•	oversee the independent auditor’s qualifications and independence;
•	oversee the performance of the independent auditors, including the annual independent audit of our financial statements;
•	prepare the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement; and
•	discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

Compensation Committee

The role of the Compensation Committee is to:

•	develop and recommend to the Board the annual compensation (base salary, bonus, stock options and other benefits) for our Chief Executive Officer;
•	review, approve and recommend to the Board the annual compensation (base salary, bonus and other benefits) for all of our executives and for members of the Board;
•	review, approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans and to administer such plans;
•	review, approve and, when appropriate, recommend to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers;
•	review our incentive compensation arrangements to determine whether they encourage excessive risk-taking; and
•	develop and recommend to the Board for approval a Chief Executive Officer succession plan.

Nominating and Corporate Governance Committee

The role of the Nominating and Corporate Governance Committee is to:

•	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;
•	determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;
•	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;
•	review planning for succession to the position of Chairman of the Board and Chief Executive Officer and other senior management positions;
•	annually recommend to the Board persons to be nominated for election as directors;
•	recommend to the Board the members of all standing Committees;

•	adopt or develop for Board consideration corporate governance principles and policies;
•	review stockholder nominations for candidacy to the Board, if any, and any stockholder proposals affecting corporate governance, and make recommendations to the Board accordingly; and
•	periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body, including conducting an annual self-assessment of the Board and its standing committees.

Policy with Regard to Stockholder Proposals and Director Recommendations

Our Nominating and Corporate Governance Committee believes that the minimum qualifications and skills that candidates for director should possess include the highest professional and personal ethics and values, experience at the policy-making level in business, government, education, technology or public interest, a commitment to enhancing stockholder value and sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The committee also considers the following factors, in no particular order of importance: (i) various and relevant career experience, (ii) relevant skills, such as an understanding of the Company’s business, (iii) financial expertise, (iv) diversity and (v) local and community ties. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. While we do not have a formal policy on diversity, our Nominating and Corporate Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors, our Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the committee will also determine whether the nominee is independent. In conducting a search for director candidates, the Committee may use its network of contacts to compile a list of potential candidates, but it may also engage, if it deems appropriate, a professional search firm. The Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. Thereafter, the Committee will meet to discuss and consider such candidates’ qualifications and select a nominee for recommendation to the Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the Nominating and Corporation Governance Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, and must include information regarding the candidate and the stockholder making the recommendation, in accordance with Article 12 of our Certificate of Incorporation and our bylaws.

Compensation Committee Interlocks and Insider Participation

During 2014, Dr. Lon E. Bell, Mr. Mark L. Baum and Mr. David B. Eisenhaure, all of whom were determined to be independent using the criteria set forth in Rule 5605(a)(2) of the rules of The NASDAQ Stock Market and SEC rules and regulations as they apply to compensation committee members, served on the Compensation Committee of the Company’s Board of Directors. None of our executive officers served on the Compensation Committee during the 2014 year and there were no relationships during the 2014 year that are required to be disclosed pursuant to Item 407(d)(4)(iii) of Regulation S-K.

Risk Oversight Management

Our Board provides risk oversight for our entire company by receiving management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight is supplemented by the various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures and the steps taken to monitor and control such exposures. Our Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs.

Code of Business Conduct and Ethics

The Board of Directors has adopted a code of business conduct and ethics (the Code) designed to deter wrongdoing and to promote honest and ethical conduct. The Code applies to all of our directors, executive officers and employees. The Code may be found on our website at www.idealpower.com — Investors/Corporate Governance/Governance Documents.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Approving Related Party Transactions

Under our Code of Business Conduct and Ethics, our employees and officers are discouraged from entering into any transaction that may cause a conflict of interest. In addition, they must report any potential conflict of interest, including related party transactions, to their supervisors or our Chief Executive Officer.

On August 1, 2014, the Audit Committee of our board of directors approved the Ideal Power Inc. Related Party Transaction Policy. This policy established, amongst other items, that pre-approval of related party transactions, as defined in the policy, requires a majority vote of the disinterested members of the Audit Committee with a de minimus exception for transactions less than $2,500. De minimus transactions may be approved by either our Chief Executive Officer or Chief Financial Officer, if disinterested. Further, the policy requires timely disclosure to the board of directors of all related party transactions requiring disclosure under SEC regulations.

Related Party Transactions

For the period from January 1, 2013, through the date of this proxy statement (Reporting Period), described below are certain transactions or series of transactions between us and certain related persons.

On July 29, 2013, we closed an offering of $750,000 in aggregate principal amount of senior secured convertible promissory notes (Notes) together with warrants for the purchase of our common stock. The Notes accrued interest at the higher of (i) 1% per annum or (ii) or the lowest rate that may accrue without causing the imputation of interest under the Internal Revenue Code. The principal amount of the Notes, together with accrued interest, were due and payable on the earlier to occur of (i) July 29, 2014, (ii) an Event of Default (as defined in the Notes) or (iii) the closing of an IPO Financing (as defined in the Notes). The notes were converted into shares of the Company’s common stock immediately upon completion of the Company’s initial public offering. No payments were made toward the principal amount or accrued interest of either note prior to conversion. The warrants issued in conjunction with the Notes have a term of seven years and an exercise price of $3.47626. The number of shares of common stock covered by the warrants for the Notes is equal to one-half the original principal amount of the Notes divided by $3.47626. Peter Appel, a beneficial owner of more than 5% of our common stock, invested $275,000 in these Notes.

Our executive officers have executed employment agreements with us and have received shares of common stock or options to purchase common stock as compensation. Our independent directors also receive compensation for their services to us. See the section of this report titled “Executive Compensation” for a discussion of these transactions.

On November 6, 2013 we entered into a Separation and Release Agreement with Christopher Cobb, whereby he resigned as our President, Chief Operating Officer and director. Mr. Cobb’s separation package included the following: (i) a severance payment in the amount of $87,500, accrued but unpaid wages in the amount of $58,835 and paid-time-off in the amount of $9,019, all of which was paid within six days from the date the agreement becomes irrevocable; (ii) grant of an option covering 36,116 shares of common stock which may be exercised for a period of 12 months beginning on November 27, 2014; (iii) an agreement to provide consulting services as requested through December 31, 2013; and (iv) a mutual release of all claims and covenant not to sue. Of the 36,116 shares of common stock covered by the option agreement, 29,399 shares may be purchased at a per-share price of $5.00 and 6,717 shares may be purchased at a per-share price of $6.3276.

On November 27, 2013 we entered into a Separation and Release Agreement with Charles De Tarr whereby he resigned as our Vice-President, Finance. Mr. De Tarr’s separation package included the following: (i) grant of an option covering the purchase of an aggregate 33,743 shares of our common stock which may be exercised beginning on November 27, 2014; (ii) an agreement to provide consulting services on a full-time basis for a period of up to six months; and (iii) a mutual release of all claims and covenant not to sue. We agreed to pay Mr. De Tarr $14,583 per month for the consulting services. We could terminate the consulting arrangement upon 60 days’ notice to Mr. De Tarr. If we terminated the consulting arrangement, during the notice period Mr. De Tarr would not be required to provide consulting services for more than 15 hours per week. We provided 60 days’ notice of termination of the consulting arrangement to Mr. De Tarr on December 20, 2013 and his consulting services under the agreement ceased on February 18, 2014. Of the 33,743 shares covered by the option agreement, 26,743 shares have an exercise price of $0.416675 per share and 7,000 shares have an exercise price of $5.00 per share.

On January 9, 2015, we entered into a Resignation and Release Agreement (the “Resignation Agreement”) with Paul Bundschuh, the Company’s former Chief Marketing Officer. Under the terms of the Resignation Agreement, Mr. Bundschuh is to receive the full severance benefits to which he would have been entitled under his employment agreement if he had been terminated without cause. In addition, 10,000 stock options previously issued to Mr. Bundschuh and scheduled to vest on December 31, 2015 were immediately vested upon execution of the Resignation Agreement.

Previously, all options granted to non-employee directors under our 2013 Equity Incentive Plan were exercisable for a period of three months following the termination of such director’s service with the Company for reasons other than cause, death or disability. In April 2015, the Board of Directors amended the terms of the 2013 Equity Incentive Plan to provide that presently outstanding and future options awarded to non-employee directors, would have a post termination exercise period that extended for the remaining life of the option. As a result of these amendments, following termination of such individual’s service to the Company, 29,876 shares subject to options held by each Mark L. Baum, Lon E. Bell, and David B. Eisenhaure, will be exercisable for the full 10 years of the option term.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

The following table represents the fees billed to us for the fiscal years ended December 31, 2014 and December 31, 2013 by Gumbiner Savett Inc., our principal independent registered public accounting firm.

	2014	2013
Gumbiner Savett Inc.
Audit Fees(1)	55,500	148,000
Audit Related Fees	—	—
Tax Fees(2)	8,570	7,950
All Other Fees(3)	—	53,649

(1)	Audit fees. This category includes Gumbiner Savett Inc.’s audit of our annual consolidated financial statements included in our Form S-1 related to our initial public offering and services that are normally provided by independent registered public accountants in connection with regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or review of interim financial statements.
(2)	Tax Fees. This consists of fees incurred for U.S. federal and state tax advice.
(3)	All Other Fees. This consists of customary agreed upon procedures in connection with our initial public offering.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services and tax services as part of the Audit Committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Gumbiner Savett Inc. is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors consists of the three non-employee directors named below and operates under a written charter adopted by the Board. The Board annually reviews the Nasdaq listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that both Mark L. Baum and David B. Eisenhaure are audit committee financial experts as described in applicable rules and regulations of the Securities and Exchange Commission.

The principal purpose of the Audit Committee is to assist the Board of Directors in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for selecting and engaging our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in its charter, which the Board adopted and which the Audit Committee reviews on an annual basis.

Our management is responsible for preparing our financial statements and our financial reporting process. Gumbiner Savett Inc., our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles as of the end of the fiscal year.

The Audit Committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

The Audit Committee has also discussed with Gumbiner Savett Inc. the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, Gumbiner Savett Inc. provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Gumbiner Savett Inc. its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 10-K for filing with the Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:

Mark L. Baum, Chairman
Lon E. Bell, Ph.D.
David B. Eisenhaure

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for Election

We have a Board consisting of five directors. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire on the annual meeting date.

The term of each of the directors, R. Daniel Brdar, William C. Alexander, Mark L. Baum, Lon E. Bell and David B. Eisenhaure, will expire on the date of the upcoming Annual Meeting. The board’s nominees for election by the stockholders to those five positions are the five current members of the board of directors. If elected, each nominee will serve as a director until our annual meeting of stockholders in 2016 and until their respective successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate. The proxies cannot vote for more than five persons.

If a quorum is present at the Annual Meeting, then nominees will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. There is no cumulative voting in the election of directors.

We believe that each of our directors has demonstrated business acumen, ethical integrity and an ability to exercise sound judgment as well as a commitment of service to us and our board of directors.

Set forth below are the specific experience, qualifications, attributes or skills that led our Nominating and Corporate Governance Committee to conclude that each person should serve as a director.

R. Daniel Brdar, Chief Executive Officer, President and Chairman of the Board of Directors

Mr. Brdar joined Ideal Power on January 8, 2014. He has over 25 years of experience in the power systems and energy industries and has held a variety of leadership positions during his career. Prior to joining the Company, Mr. Brdar was Chief Operating Officer of Petra Solar Inc. from March 2011 to May 2013. From January 2006 to February 2011, Mr. Brdar was Chief Executive Officer of FuelCell Energy, Inc., a publicly traded company. Mr. Brdar also served as President of Fuel Cell Energy, Inc. from August 2005 to February 2011 and Chairman of the Board of Directors from January 2007 until April 7, 2011. Prior to his employment with FuelCell Energy, Inc., which began in 2000, Mr. Brdar held management positions at General Electric Power Systems from 1997 to 2000 where he focused on new product introduction programs and was product manager for its gas turbine technology. Mr. Brdar was Associate Director, Office of Power Systems Product Management at the U.S. Department of Energy where he held a variety of positions from 1988 to 1997 including directing the research, development and demonstration of advanced power systems including gas turbines, gasification systems and fuel cells. Mr. Brdar received a B.S. in Engineering from the University of Pittsburgh in 1981. Mr. Brdar brings to our board of directors experience as an executive officer of a publicly traded company, knowledge of the innovative renewable energy market and experience and familiarity with our business as our Chief Executive Officer.

William C. Alexander, P.E., Chief Technology Officer, Founder and Director

Mr. Alexander founded Ideal Power in 2007 and joined us full time in January 2010 as the Chief Technology Officer. Mr. Alexander oversees the technology development of all of our products and inventions. Mr. Alexander is also the lead engineer working with clients to collaboratively develop solutions based on our technology. Mr. Alexander was a director of Ideal Power from 2007 through 2012 and re-joined our board as a director on January 8, 2014. Prior to joining the company, Mr. Alexander was a Principal Engineer II for BAE Systems in Austin, Texas from June 1999 through January 2010. Mr. Alexander was the lead engineer developing various weapons systems including LIDAR seekers for air-to-air and air-to-ground applications. Before BAE, Mr. Alexander held various technology and engineering roles with Symtx, Inc., Tracor Aerospace, Inc. and Croft and Company. Mr. Alexander has 27 patents granted with over 50 patents pending. He has a Master of Science in Mechanical Engineering and a Bachelor of Science in Mechanical Engineering from the University of Texas at Austin. Mr. Alexander brings to our board of directors technological experience, a demonstrated ability to commercialize inventions experience and familiarity with our business as our founder and Chief Technology Officer.

Mark L. Baum, J.D., Director

Mark L. Baum joined our board of directors in November 2012. Mr. Baum is also director, since December 2011, of Imprimis Pharmaceuticals, Inc., a publicly traded company, where he has also has served as Chief Executive Officer since April 1, 2012. Prior to Mr. Baum’s involvement with Imprimis, from 2001 to 2011, he was the founder and managing director of TBLF, LLC, a law firm and fund manager, where he managed a series of three funds and acted as a principal investor in financing publicly traded companies or bridge-to-public equity transactions. Before his fund management experience, Mr. Baum founded and served as the president of YesRx, a publicly traded pharmacy business, and practiced as a U.S. securities lawyer focused on public company reporting requirements and finance-related matters. In addition to our board and the board of Imprimis Pharmaceuticals, Inc., Mr. Baum is the chairman of the board of directors of Endra, Inc., a privately-held medical imaging company. Mr. Baum brings to our Board years of public company executive experience, including knowledge of securities laws, reporting requirements and public company finance-related issues.

Lon E. Bell, Ph.D., Director

Dr. Bell joined our Board of Directors in November 2012. He founded Amerigon Inc., now Gentherm (THRM) in 1991. Dr. Bell has served many roles in Amerigon, Inc., including Chief Technology Officer until December 2010, Director of Technology until 2000, Chairman and Chief Executive Officer until 1999, and President until 1997. Dr. Bell served as the Chief Executive Officer and President of BSST LLC, a subsidiary of Amerigon from September 2000 to December 2010. He served as a Director of Amerigon from 1991 to 2012. Previously, Dr. Bell co-founded Technar Incorporated, which developed and manufactured automotive components, and served as Technar’s Chairman and President until selling majority ownership to TRW Inc. in 1986. Dr. Bell continued managing Technar, then known as TRW Technar, as its President until 1991. He co-founded Mahindra REVA Electric Vehicle Co Ltd. in 1994 and serves on its Board of Directors and Chairman of its Intellectual Property Committee. He currently serves on the Board of Directors of ClearSign Combustion Corporation (CLIR) and CDTi (CDTI). Since April, 2014, he has been Chairman of the External Advisory Board at the California Institute of Technology Mechanical and Civil Engineering Department and has served as a board member since 2008. Between 2010 and 2014 he served as an Advisory Board member at Michigan State University and University of Santa Barbra Energy Frontiers Research Centers. Dr. Bell is a leading expert in the design and mass production of thermoelectric products. He has authored more than 30 publications in the areas of thermodynamics of thermoelectric systems, automotive crash sensors, and other electronic and electromechanical devices. Five of his inventions have gone into mass production and dominated their target markets. Dr. Bell received a BSc. in Mathematics, an MSc. in Rocket Propulsion, and a Ph.D. in Mechanical Engineering from the California Institute of Technology. Dr. Bell brings to our board of directors the demonstrated ability to commercialize inventions.

David B. Eisenhaure, Director

Mr. Eisenhaure joined our board of directors in August 2013. From February 1985 until May 2008, Mr. Eisenhaure served as the President and Chief Executive Officer of SatCon Technology Corporation, a public corporation, which he founded. He was also a director of that company from February 1985 until his resignation in July 2009. After his resignation as an executive officer from SatCon Technology Corporation, Mr. Eisenhaure assisted that company with the transition to a new management team. He retired from active employment in March 2009. SatCon Technology Corporation developed products that contributed to the advancement of the utility, hybrid vehicle, ship building, industrial automation, semiconductor processing, and defense markets. Prior to founding SatCon Technology Corporation, Mr. Eisenhaure was the Technical Director of the Energy Systems Division at Draper Laboratory, where the research of his group included magnetic bearings, flywheels, energy storage, advanced solid state power converters, advanced motors and generators, and adaptive control systems for highly dynamic and otherwise unstable systems. Prior to his employment with Draper Laboratory, Mr. Eisenhaure worked at the Massachusetts Institute of Technology Instrumentation Laboratory, first as a graduate student research assistant and then as a staff engineer, designing and developing electromagnetic and thermal control systems to support the national space and defense programs. From 1985 to 1997 he held the position of Lecturer in the Mechanical Engineering Department at the Massachusetts Institute of Technology, where he collaborated with faculty and students on research, especially thesis-related research at both the Master’s and Ph.D. levels. He has been awarded over 20 patents from the U.S. Patent and Trademark Office covering inventions in magnetic suspensions, motor drives and controls, flywheel systems, automotive components, energy storage, and solid state power converters. Mr. Eisenhaure holds a Bachelor of Science degree, a Master of Science degree, and an Engineer’s Degree in Mechanical Engineering from the Massachusetts Institute of Technology. Mr. Eisenhaure brings to our board of directors years of public company executive experience, extensive experience in the field of electrical technology and a relevant educational background.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING “FOR” THE NOMINEES FOR DIRECTORS

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO THE
2013 EQUITY INCENTIVE PLAN TO INCREASE THE SHARES RESERVED FOR
ISSUANCE THEREUNDER BY 1,250,000 SHARES

General

At the Annual Meeting, the stockholders will be asked to approve an amendment to the 2013 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan by 1,250,000 shares.

Under the Plan, eligible employees, non-employee members of the board of directors, consultants and other independent advisors who provide services to the Company have the opportunity to purchase shares of our common stock at periodic intervals. During the year ended December 31, 2014, the Company granted 598,400 and 51,126 stock options to purchase shares of common stock to employees and non-employee directors, respectively. The exercise price of the stock options issued to both employees and directors was the closing price of the Company’s stock on the date of grant. The options granted to employees vest in equal annual installments over 4 years while the options granted to directors vested in equal quarterly installments in 2014. Of the 598,400 stock options granted to employees in 2014, 320,000 of those options (the “contingent grants”) are contingent upon shareholder approval of an amendment to the Plan to increase in the shares reserved for issuance under the Plan at either the 2015 or 2016 Annual Shareholder Meeting. The options granted in 2014, inclusive of the contingent grants, were valued at $2,839,275 using the Black-Scholes option pricing model. The compensation expense associated with these grants recognized during the year ended December 31, 2014 amounted to $340,538. As of December 31, 2014, 173,280 shares of common stock were available for issuance under the Plan (exclusive of the contingent grants) and, once granted, no additional shares may be granted under the Plan without shareholder approval to increase the shares reserved for issuance under the Plan.

We believe that participation in the Plan is an important benefit that allows us to retain and reward eligible employees. We expect that a 1,250,000 share increase in the shares available for issuance under the Plan will provide adequate availability under the Plan to retain and reward eligible executives, other employees and directors through at least 2017.

Our board of directors approved the amendment to the Plan on March 26, 2015, subject to stockholder approval at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING “FOR” APPROVAL OF THE AMENDMENT TO THE
2013 EQUITY INCENTIVE PLAN.

PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors (Audit Committee) has selected the independent registered public accounting firm of Gumbiner Savett Inc. to audit our consolidated financial statements for the fiscal year ending December 31, 2015 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection and ratification, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time, if it believes doing so would be in the best interests of us and our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider, but might not change, its selection.

Gumbiner Savett Inc. has audited our financial statements annually since 2013.

Vote required

Approval of the ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm requires the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote and present or represented at the Annual Meeting. A properly executed proxy marked “ABSTAIN” with respect to this matter is considered entitled to vote and thus, will have the effect of a vote against this matter.

In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the Annual Meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF GUMBINER
SAVETT INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF STOCKHOLDER PROPOSALS

Stockholder proposals, other than nominations to our Board of Directors, must comply with the requirements of Article 11 of our Certificate of Incorporation and our bylaws in order to be considered for inclusion in our proxy statement and form of proxy for our Annual Meeting of stockholders. Alternatively, stockholder proposals may be submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our Annual Meeting of stockholders. If a stockholder proposal is submitted to us pursuant to Rule 14a-8, it must be received by us no later than December 23, 2015, which is 120 calendar days before the one-year anniversary of the date on which we first mailed this proxy statement, and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Stockholder proposals should be addressed to our Corporate Secretary at 4120 Freidrich Lane, Suite 100, Austin, Texas 78744.

Proposals from stockholders that are received after the deadline likely will not be considered timely for consideration by the Committee for next year’s Annual Meeting.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, of if no recommendation is given, in their own discretion.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2014 is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting. The Annual Report includes the financial statements and management’s discussion and analysis of financial condition and results of operations. The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this proxy statement, we will send a copy to you if you address your written request to, or call, Timothy Burns, Chief Financial Officer and Corporate Secretary, 4120 Freidrich Lane, Suite 100, Austin, Texas 78744.

Copies of the documents referred to in this proxy statement that appear on our website are also available upon request by any stockholder addressed to our Corporate Secretary, 4120 Freidrich Lane, Suite 100, Austin, Texas 78744.

Appendix A

AMENDMENT NO. 1
TO THE IDEAL POWER INC.
2013 EQUITY INCENTIVE PLAN

Pursuant to the authority reserved to the Board of Directors (the “Board”) of Ideal Power, Inc., a Delaware corporation (the “Company”), under Section 21 of the Company’s 2013 Equity Incentive Plan (the “Plan”), the Board hereby amends the Plan as follows.

1.  Except as set forth in this Amendment, defined terms used throughout shall have the same meanings as set forth in the Plan.

2.  Section 3.1 of the Plan is hereby amended to read in its entirety as follows:

“3.1  Number of Shares Available. Subject to Section 3.2, 3.3 and 18, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, shall be 2,089,983 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.”

3.  Section 3.2 of the Plan is hereby amended to read in its entirety as follows:

“3.2  [RESERVED]”

4.  Section 6.6(a) of the Plan is hereby amended to read in its entirety as follows:

“(a) If the Participant’s service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than 3 months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Committee, with any exercise beyond three months after the Termination Date deemed to be an NQSO). Notwithstanding the foregoing, Participants who are members of the Board, but not employees of the Company may exercise any of such Participant’s Options after such Participant’s Termination Date, provided that such Options have not otherwise expired pursuant to the Stock Option Agreement governing such Option.”

Except as set forth herein, the Plan shall remain in full force and effect in accordance with its terms.

I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Company’s Board effective as of April 16, 2015.

I hereby further certify that the foregoing Amendment to the Plan was duly adopted by the Company’s stockholders effective as of             , 2015.

Executed on this    day of        , 2015.

Timothy W. Burns, Secretary

IDEAL POWER INC.
PROXY SOLICITED BY BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS CALLED FOR MAY 26, 2015

The undersigned hereby appoints R. Daniel Brdar and Mark L. Baum, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Ideal Power Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701-3799 on May 26, 2015 at 8:30 a.m. local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

1.  The election of five directors to each serve until the election and qualification of his successor.

☐ FOR all nominees listed below (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

R. Daniel Brdar, William C. Alexander, Mark L. Baum, Lon E. Bell, David B. Eisenhaure

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

2.  To approve an amendment to the Company’s 2013 Equity Incentive Plan to increase the shares reserved for issuance thereunder by 1,250,000 shares.

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

3.  To ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

By executing this proxy, the undersigned stockholder grants the proxies, in their discretion, the ability to vote on such other business as may properly come before the meeting or any adjournment thereof including without limitation, to vote to adjourn the meeting. Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned’s directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and ratification of the Gumbiner Savett Inc. as the Company’s independent registered public accounting firm and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies. The undersigned hereby revokes any proxy heretofore given with respect to the shares owned by the undersigned, acknowledges receipt of the Notice dated April 17, 2015 and the Proxy Statement for the meeting accompanying this proxy, and authorizes and confirms all that the appointed proxies or their substitutes, or any of them, may do by virtue hereof.

Dated:

Signature

Signature, if held jointly

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Personal representatives, trustees, guardians and others signing in a representative capacity should give full title. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.